TRANSAMERICA FUNDS

Transamerica Money Market

(the “Fund”)

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

In response to recent amendments to Rule 2a-7 under the Investment Company Act of 1940 passed by the Securities and Exchange Commission, the Board of Trustees of Transamerica Funds has approved changes to the Fund’s investment objective and principal investment strategies that will allow the Fund to operate as a “government money market fund.” Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreement that are fully collateralized by U.S. government securities or cash.

The Fund’s operation as a government money market fund will result in shareholders having continued access to a money market fund which seeks to maintain a stable net asset value of $1.00 per share. As a government money market fund, the Fund may allow retail and institutional investors in the Fund. Additionally, the Fund will not be required to impose liquidity fees and/or redemption gates, and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.

Effective on or about May 1, 2016:

•	The Fund’s name will change to Transamerica Government Money Market.

•	The Fund’s investment objective will be deleted in its entirety and replaced with the following:

INVESTMENT OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

•	The following information will supplement and supersede any contrary information contained in the Fund’s principal investment strategies:

The fund is a government money market fund. The fund will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

•	The investment advisory fee payable to the Fund’s investment adviser, Transamerica Asset Management, Inc., based on the Fund’s average daily net assets will be reduced to 0.25% on the first $1 billion; 0.24% over $1 billion up to $3 billion; and 0.23% in excess of $3 billion.

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Investors Should Retain this Supplement for Future Reference

December 30, 2015